CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of Chugach Electric Association, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2005, I, William R. Stewart, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(a) This quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 14, 2005

                                                /s/ William R. Stewart
                                                William R. Stewart
                                                Interim Chief Executive Officer